VISUAL BIBLE INTERNATIONAL, INC.
            SUMMARY UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

     The following unaudited pro forma consolidated financial data for Visual Bible International, Inc. is based on the historical financial statements of American Uranium, Inc. and Visual Bible, Inc. which includes its consolidated subsidiary, Visual Entertainment, Inc., which was merged into Visual Bible, Inc. on June 20, 2000, and also gives effect to the merger of Guardian Productions, LLC into Visual Bible, Inc. which occurred on July 14, 2000, (collectively referred to herein as Visual Bible, Inc.). The pro forma financial statements were prepared for each operating period presented to give effect to the business combination transaction utilizing the purchase method of accounting as if the transactions had occurred at January 1, 1999. The pro forma information was prepared based upon certain assumptions described below and may not be indicative of results which may occur in the future. The unaudited pro forma consolidated financial data and accompanying notes should be read in conjunction with the annual and interim financial statements and notes thereto of American Uranium, Inc.
and Visual Bible, Inc. which appear elsewhere herein and or are incorporated by reference into this 8-KA filing.

The unaudited pro forma consolidated balance sheet at June 30, 2000, represents the financial position of Visual Bible International, Inc. as if the business combination transactions occurred on that date and was prepared utilizing the American Uranium, Inc., Visual Bible, Inc., and Guardian Productions, LLC balance sheets as of June 30, 2000. The pro forma consolidated statements of operations data presented assumes the business combination transactions occurred at the beginning of the periods presented. It should not be assumed that Visual Bible International, Inc. would have achieved the unaudited pro forma consolidated results if the companies had actually been combined during the periods shown.

The business combination transactions involving American Uranium, Inc.
and Visual Bible, Inc. are expected to be accounted for as a purchase.
The stockholders of Visual Bible, Inc. have received one share of common stock of American Uranium, Inc. for each outstanding share of common stock of Visual Bible, Inc. resulting in the then stockholders of Visual Bible, Inc. owning approximately 58% of American Uranium, Inc. common stock. The share exchange was completed on August 7, 2000, after which time
American Uranium, Inc. changed its name to Visual Bible International, Inc..

The unaudited pro forma consolidated results are based on estimates and assumptions which are preliminary and have been made solely for the purposes of developing such pro forma information. The unaudited pro forma consolidated results are not necessarily an indication of the results that would have been achieved had such transactions been consummated as of the dates indicated that may be achieved in the future.

The unaudited pro forma combined results should be read in conjunction with the historical consolidated financial statements and notes thereto set forth herein for Visual Bible, Inc. and for American Uranium, Inc. on Form 10-KSB for December 31, 1999, and Form 10-QSB for the three and six months ended June 30, 2000.

                           Visual Bible International, Inc.
                    Unaudited Pro Forma Consolidated Balance Sheet
                                  June 30, 2000


                            American      Guardian
                            Uranium, Inc. Productions, Visual                             Visual Bible
                            6/30/00       LLC          Bible, Inc.   Pro Forma            Int'l, Inc.
                            (Unaudited)   6/30/00      6/30/00       Adjustments          Pro Forma
                            ------------  (Unaudited)  (Unaudited)   ------------         Results
                                          ------------ ------------                       ------------

ASSETS:

Current Assets:

 Cash and cash equivalents              $0      $22,734       $34,256    $3,000,000    (E)     $3,056,990

 Accounts receivable                    $0           $0      $376,164    ($202,303)    (B)       $173,861

 Prepaid expenses and                   $0           $0    $1,413,522            $0            $1,413,522
 other current assets         ------------ ------------  ------------  ------------          ------------

    Total current assets                $0      $22,734    $1,823,942    $2,797,697            $4,644,372

Production in progress                  $0      $60,708            $0            $0               $60,708

Mineral Resource Assets            $64,393           $0            $0     ($64,393)    (H)             $0

Property, plant and                   $474     $136,676      $113,425        ($474)    (H)       $250,100
equipment, net

Other assets                            $0   $1,526,905        $2,829            $0            $1,529,734
                              ------------ ------------  ------------   -----------          ------------

LIABILITIES AND
STOCKHOLDER'S EQUITY

Current Liabilities:

 Notes payable                          $0   $1,622,262      $459,995            $0            $2,082,257

 Accounts payable and              $14,025      $10,584    $1,569,186            $0            $1,593,795
 accrued expenses

 Due to stockholders               $13,578   $1,983,529            $0            $0            $1,997,107

 Due to affiliates                      $0     $388,363       $98,011    ($202,303)    (B)       $284,071
                              ------------ ------------  ------------  ------------          ------------

    Total Current                  $37,603   $4,004,738    $2,127,192    ($202,303)            $5,957,230
    Liabilities               ============ ============  ============  ============          ============

Long Term Debt:

 Notes payable                                       $0       $75,000            $0               $75,000

Deferred Income Taxes                   $0           $0       $87,529     ($87,529)    (C)             $0
                              ------------ ------------  ------------  ------------          ------------

    Total Liabilities              $27,603                 $2,289,721    ($289,832)            $6,032,230
                               -----------               ------------  ------------          ------------

Stockholder's Equity:

 Common Stock                       $9,058           $0            $0          $600    (E)        $22,408

                                                                            $12,750    (D)

                                                                 $611        ($611)    (D)

Additional paid-in capital        $188,942           $0        $1,000    $2,999,400    (E)     $3,018,967

                                                                          ($12,750)    (D)

                                                                               $611    (D)

                                                                         ($160,736)    (G)

Member's Capital                        $0       $2,500            $0      ($2,500)    (F)             $0

                                                                          ($64,867)    (H)

                                                                           $160,736    (G)

Retained earnings               ($160,736) ($2,260,215)    ($351,137)       $87,529    (C)   ($2,588,690)
(deficit)                     ------------ ------------  ------------  ------------          ------------

Total Stockholder's Equity         $37,264 ($2,257,715)    ($349,526)    $3,022,662              $452,685
                              ------------ ------------  ------------  ------------          ------------

Total Liabilities and              $64,867   $1,747,023    $1,940,195    $2,732,830            $6,484,915
Stockholder's Equity          ============ ============  ============  ============          ============




*The accompanying notes are an integral part of the unaudited pro forma consolidated statement of operations.

                   Visual Bible International, Inc.
            Pro Forma Consolidated Statement of Operations
                 for the Year Ended December 31, 1999


                           American Uranium,  Guardian
                           Inc.               Productions, LLC  Visual Bible, Inc.                   Visual Bible
                           12/31/99           12/31/00          12/31/99                             Int'l, Inc. Pro
                           (Unaudited)        (Unaudited)       (Unaudited)        Pro Forma         Forma Results
                           ------------       ------------      ------------       Adjustments       ------------
                                                                                   ------------

Sales:

  Product Sales                             $0        $4,179,148                 $0                $0         $4,179,148

  Royalty Income                            $0                $0                 $0                $0                 $0

Cost of Goods Sold                                    $1,665,082                 $0                           $1,665,082
                                  ------------      ------------       ------------      ------------       ------------

Gross Profit                                $0        $2,514,066                 $0                $0         $2,514,066
(Loss)                            ------------      ------------       ------------      ------------       ------------

Costs and Expenses

  Selling,                             $40,774        $1,426,413                                   $0         $1,467,187
  general, and
  administrative

  Salaries and
  benefits                                  $0          $413,595                                   $0           $413,595

  Royalty Expense                           $0          $504,086                                   $0           $504,086
                                  ------------      ------------       ------------      ------------       ------------

    Total costs
    and Expenses                       $40,774        $2,344,094                 $0                $0         $2,384,868
                                  ------------      ------------       ------------      ------------       ------------

Income from
Operations                           ($40,774)          $169,972                 $0                $0           $129,198

Other Income (Expense)
                                            $0            $6,147                 $0                $0             $6,147
                                  ------------      ------------       ------------      ------------       ------------

Net Income Before Income
Taxes                                ($40,774)          $176,119                 $0                $0           $135,345

Provision (Credit) for
Income Taxes                                $0           $47,648                 $0                $0            $47,648
                                  ------------      ------------       ------------      ------------       ------------

Net Income                             $40,774          $128,471                 $0                $0            $87,697
                                  ============      ============       ============      ============       ============

Loss Per Share:

  Basic and                            ($0.00)                                                                     $0.00
  diluted loss                    ============                                                              ============
  per share

Basic and diluted
common shares outstanding            9,058,261                                                                22,408,252
                                  ============                                                              ============


The accompanying notes are an integral part of the unaudited pro forma consolidated statement of operations.

                   Visual Bible International, Inc.
       Unaudied Pro Forma Consolidated Statement of Operations
                for the Six Months Ended June 30, 2000


                    American      Guardian
                    Uranium, Inc. Productions,  Visual                      Visual Bible
                    6/30/00       LLC           Bible, Inc.                 Int'l, Inc.
                    (Unaudited)   6/30/00       6/30/00       Pro Forma     Pro Forma
                    ------------  (Unaudited)   (Unaudited)   Adjustments   Results
                                  ------------  ------------  ------------  ------------

Sales:

  Product Sales                 $0       $29,742    $1,451,250            $0    $1,480,991

  Royalty Income                $0      $240,679            $0    ($240,000) (A)      $679

Cost of Goods Sold              $0            $0      $595,915            $0      $595,915

Costs and Expenses

  Selling, general         $18,526    $2,314,410      $602,220            $0    $2,935,155
and
  administrative

  Salaries and                  $0      $174,400      $130,926            $0      $305,326
  benefits

  Royalty Expense               $0       $13,521      $246,401    ($240,000) (A)   $19,922
                      ------------  ------------  ------------  ------------  ------------

    Total costs            $18,526    $2,502,331      $979,546    ($240,000)    $3,260,403
    and Expenses      ============  ============  ============  ============  ============

Loss from                ($18,526)  ($2,231,911)    ($124,211)            $0  ($2,374,648)
Operations

Other Income                ($115)     ($28,304)      ($7,012)            $0     ($35,431)
(Expense)

Loss from
discontinued                    $0            $0            $0     ($64,867)     ($64,867)
operations            ------------  ------------  ------------  ------------  ------------

Net Loss Before          ($18,641)  ($2,260,215)    ($131,223)     ($64,867)  ($2,474,946)
Income Taxes          ============  ============  ============  ============  ============

Provision (Credit)              $0            $0       $16,802     ($16,802)            $0
for Income Taxes      ------------  ------------  ------------  ------------  ------------

Net Loss                 ($18,641)  ($2,260,215)    ($148,025)     ($48,065)  ($2,474,946)
                      ============  ============  ============  ============  ============

Loss Per Share:

  Basic and                  $0.00                                                 ($0.11)
  diluted loss        ============                                            ============
  per share

Basic and diluted       $9,058,261                                             $22,408,252
common shares         ============                                            ============
outstanding


*The accompanying notes are an integral part of the unaudited pro forma consolidated statement of operations.

	                VISUAL BIBLE INTERNATIONAL, INC.
            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
                              JUNE 30, 2000


The Company

On August 7, 2000 American Uranium, Inc. and Visual Bible, Inc. (collectively with its subsidiaries herein referred to as Visual Bible) completed a planned Stock Exchange Transaction. Under the terms of the Stock Exchange Agreement, 1 share of American Uranium, Inc. common stock was issued and exchanged for 1 common stock share of Visual Bible, giving the stockholders of Visual Bible, Inc. controlling interest in American Uranium. Shortly thereafter, American Uranium, Inc. changed its name to Visual Bible International, Inc.

The business combination transaction was accounted for as a purchase. However, since the stockholders of Visual Bible will own approximately 58% of the outstanding shares, and therefore have control, they will be deemed to be the acquirer and no step up basis will be reflected and no goodwill will be recorded by Visual Bible. This accounting treatment is in accordance with the Securities and Exchange Commission staffs' view that the acquisition by a public shell of assets of a business from a private company for a significant number of shares should be accounted for at historical costs and accounted for as a reverse merger.

Interim Presentation

The interim financial statements include the accounts of Visual Bible International, Inc. and all of its wholly owned and majority owned subsidiaries. The June 30, 2000, balance sheet was derived from unaudited financial statements and does not include all disclosures required by generally accepted accounting principles. The interim financial statements and notes thereto should be read in conjunction with the annual financial statements for the year ended December 31, 1999, and notes herein or incorporated by reference with regard to American Uranium, Inc. In the opinion of management, the interim financial statements reflect all adjustments of a normal recurring nature necessary for a fair statement of the results for the interim periods presented. The current period results of operations are not necessarily indicative of results which will ultimately be reported for the full year ended December 31, 2000.

New Accounting Pronouncements

FASB 139:

The Financial Accounting Standards Board recently issued FASB 139 which requires that all producers or distributors that own or hold rights to distribute or exploit films follow the guidance in AICPA Statement of Position 00-2 "Accounting by Producers or Distributors of Films." FASB 139 shall be effective for financial statements for fiscal years beginning after December 15, 2000.

FASB 121:

Financial Accounting Standards Board issued FASB 121 "Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." FASB 121 will require that the company review long-lived assets to be held and used in operations when events and changes in circumstances indicate that the assets might be impaired. The carrying value of long-lived assets will be considered impaired when the identifiable undiscounted cash flows estimated to be generated by those assets are less than the carrying amounts of those assets. In that event, a loss will be recognized based on the amount by which the carrying value exceeds the fair value of the long-lived asset.

Advertising Costs:

FASB 139 and SOP 00-2 now require that entities involved in the film industry which were originally excluded from the scope of SOP 93-7 "Reporting on Advertising Costs" should now account for advertising costs in accordance with the provision of SOP 93-7.

Acquisition of Visual Entertainment, Inc.

On June 20, 2000, Visual Bible, Inc. acquired in a stock exchange transaction, all of the outstanding capital stock of Visual Entertainment, Inc. ("VE").
In connection with this transaction, in May 2000, VE entered into redemption agreements with all of its shareholders, but one, and repurchased their shares through the issuance of notes payable totaling $549,995.

Merger Agreement With Guardian Productions, LLC

On July 14, 2000, Visual Bible, Inc. completed a transaction in which Guardian Productions, LLC and was merged with and into Visual Bible, Inc.

Notes Payable

The notes payable are comprised as follows:

Installment notes payable with former VE
shareholders and CEO requiring 24 monthly
payments of $7500 through May 2002.                     $     180,000

Convertible notes payable to the former VE
shareholders due September 1, 2000.
Convertible upon non-payment on the
due date.  The Company is currently
negotiating new repayment terms with the
note holders		                                      369,995

Convertible note payable issued in connection
with the December 16, 1999, asset purchase by
Guardian Productions, LLC due
September 1, 2000, convertible upon non-payment
on the due date.  The Company is currently
negotiating new repayment terms with this note holder.      1,622,262
                                                            ---------
                                                           $2,172,257
                                                            =========

Commitments and Contingencies

During August 2000, the Company sold 600,000 shares of common stock to a limited number of investors in a Regulation S offering and received proceeds of $3,000,000.

During September 2000, the Company commenced two offerings of their securities to sell up to 1,500,000 shares and 3,000,000 shares, respectively, of their common stock for a total offering of up to $10,500,000 under Regulation S and of up to $30,000,000 under Rule 506 under Regulation D.

	                VISUAL BIBLE INTERNATIONAL, INC.
            ADJUSTMENTS TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
                              JUNE 30, 2000

	A.	To eliminate intercompany royalty income and expense in the
amount of $240,000.

	B.	To eliminate intercompany receivable/payable in the amount
of $202,303.

	C.	To eliminate (net) Provision for Income Taxes in the amount
of $87,529 and a deferred tax expense of $16,802 as of June 30, 2000, and to eliminate the effect of retained earnings of $87,529.

	D.	To record the issuance of 12,750,001 shares of the company's common stock to the stockholders of Visual Bible, Inc. pursuant to the Stock Exchange Agreement and Plan of Merger referenced above which resulted in a total of 21,808,262 shares outstanding after the completion of the business combination transactions.

	E.	To record the issuance of 600,000 shares of common stock par value of $.001 and the receipt of the proceeds of $3,000,000 during the month of August 2000 resulting in pro forma total of 22,408,262 common shares outstanding.

	F.	To account for the acquisition of Guardian Productions, LLC
by Visual Bible, Inc., which occurred on July 14, 2000, and eliminate member's capital.

	G.	To eliminate the retained earnings of American Uranium, Inc.
at the merger date.

	H.	To record the loss from discontinued operations due to
abandonment of the mineral resources and fixed assets of American Uranium, Inc. at the merger-date.